UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2014

FURIEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34641	27-1197863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paramount Parkway, Suite 150 Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 456-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the Royalty Sale (as defined below), and pursuant to the terms of the RRP Agreement (as defined below), Furiex Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each of its wholly owned subsidiaries, APBI Holdings, LLC, a North Carolina limited liability company, Development Partners, LLC, a Delaware limited liability company, and GenuPro, LLC, a North Carolina limited liability company (the “Company Subsidiaries”), entered into a Joinder to Revenue Rights Purchase Agreement, dated as of July 2, 2014 (the “Joinder Agreement”). Pursuant to the Joinder Agreement, each of the Company and the Company Subsidiaries has agreed to be bound by all of the terms and conditions of the RRP Agreement, including, without limitation, all provisions therein imposing an obligation on any of the Company or the Company Subsidiaries to sell, assign, transfer or convey the revenue rights sold to RPI Finance Trust, a Delaware statutory trust (“RPI”), in connection with the Royalty Sale. The description of the RRP Agreement included in Item 2.01 is incorporated herein by reference.

The foregoing descriptions of the Joinder Agreement, the RRP Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Joinder Agreement and the RRP Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Agreement and Plan of Merger

As previously disclosed, the Company entered into an Agreement and Plan of Merger, dated as of April 27, 2014 (the “Merger Agreement”), with Forest Laboratories, LLC, a Delaware limited liability company (as successor to Forest Laboratories, Inc.) (“Forest”), and Royal Empress, Inc., a Delaware corporation and wholly owned subsidiary of Forest (“Merger Sub”). As previously announced, on July 1, 2014, at a special meeting of the Company’s stockholders, the Company’s stockholders voted to adopt the Merger Agreement. On July 2, 2014, in accordance with the Merger Agreement and the Delaware General Corporation Law, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Forest.

At the effective time of the Merger, each share of Company common stock, par value $0.001 per share (each such share, a “Share”), issued and outstanding immediately prior to the effective time of the Merger (other than (i) Shares held by the Company, Forest, Merger Sub or any wholly owned subsidiary of Forest or the Company, which were cancelled without payment, and (ii) Shares owned by stockholders who have perfected and not withdrawn a demand for, or lost their right to, appraisal with respect to such Shares) were converted automatically into the right to receive (i) an amount in cash equal to $95.00 without interest and less any applicable withholding taxes (the “Cash Consideration”) and (ii) one contractual contingent value right (each such right, a “CVR”), which represents the right to receive a contingent payment of up to $30.00 per Share upon the achievement of one of certain milestones set forth in the Contingent Value Rights Agreement, dated as of July 2, 2014 (the “CVR Agreement”), by and between Forest and American Stock Transfer & Trust Company, LLC, as rights agent.

Under the Merger Agreement, each option representing the right to acquire Shares that was outstanding and unexercised immediately prior to the effective time of the Merger was cancelled in exchange for (i) a cash payment (without interest and less any applicable withholding taxes) equal to the number of Shares subject to such option multiplied by the amount by which the Cash Consideration exceeds the per share exercise price applicable to such option and (ii) one CVR multiplied by the total number of Shares subject to such option. Each share of Company restricted stock outstanding immediately prior to the effective time of the Merger became fully vested at the effective time of the Merger and was converted into the right to receive the Merger Consideration.

The aggregate Cash Consideration payable in connection with the Merger is approximately $1.1 billion, together with an aggregate of up to $360 million payable pursuant to the CVRs. Forest funded the payment of the Cash Consideration from a combination of cash on hand and the proceeds received from the Royalty Sale.

Revenue Rights Purchase Agreement and Joinder Agreement

As previously disclosed by Forest, on April 27, 2014, Forest entered into a Revenue Rights Purchase Agreement (the “RRP Agreement”) with RPI. On July 2, 2014, upon consummation of the Merger and in accordance with the terms of the RRP

Agreement, RPI paid Forest approximately $409 million in cash in exchange for the right to receive future payments under certain of the Company’s and the Company Subsidiaries’ existing pharmaceutical partnering agreements (the “Royalty Sale”). The revenue streams RPI acquired included the Company’s or the Company Subsidiaries’ right to receive royalties on worldwide net sales and potential future milestone payments from Takeda Pharmaceutical Company Limited and Takeda San Diego, Inc., for alogliptin and SYR-472 (trelagliptin), and alogliptin or trelagliptin combination products. RPI also acquired the Company’s or the Company Subsidiaries’ rights to receive royalties, and potential future launch-based and sales-based milestones for Priligy® (dapoxetine) in Europe, Asia-Pacific and Latin America under the Company’s or the Company Subsidiaries’ current agreements with Berlin-Chemie AG (Menarini Group) and Xiamen Fuman Pharmaceuticals Co., Ltd. In connection with the consummation of the Royalty Sale, the Company repaid all of its outstanding indebtedness.

The foregoing descriptions of the Merger Agreement, the CVR Agreement, the RRP Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, the CVR Agreement and the RRP Agreement, copies of which are filed as Exhibit 2.1, Exhibit 10.3 and Exhibit 10.2, respectively, to this Current Report on Form 8-K. Certain provisions of the Merger Agreement and the CVR Agreement are described further in the Company’s Current Report on Form 8-K that was filed with the SEC on April 29, 2014.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On July 2, 2014, in connection with the Merger, the Company notified the NASDAQ Global Select Market (“NASDAQ”) of the consummation of the Merger and requested that trading of the Shares on NASDAQ be suspended prior to the opening of trading on July 2, 2014. In addition, the Company requested that NASDAQ file with the SEC an application on Form 25 to delist the Shares from NASDAQ and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Shares on NASDAQ was suspended prior to the opening of trading on July 2, 2014. The Company intends to file with the SEC a Form 15 requesting that the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 5.03 is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, the directors of Merger Sub at the effective time of the Merger became the directors of the surviving corporation in the Merger (the “Surviving Corporation”). In connection therewith, each of June S. Almenoff, Peter B. Corr, Stephen R. Davis, Wendy L. Dixon, Fredric N. Eshelman and Stephen W. Kaldor voluntarily resigned from the Company’s board of directors (the “Board”) and all committees of the Board on which such directors served, effective as of the effective time of the Merger. As of July 2, 2014, A. Robert D. Bailey and Kira Schwartz each assumed the role of director of the Surviving Corporation.

Also in connection with the Merger, the officers of Merger Sub at the effective time of the Merger became the officers of the Surviving Corporation. In connection therewith, each of June S. Almenoff, Paul S. Covington, Gail F. McIntyre, Sailash I. Patel and Donald R. Reynolds voluntarily resigned as officers of the Company, effective as of the effective time of the Merger. As of July 2, 2014, A. Robert D. Bailey assumed the role of President of the Surviving Corporation, Ralph Kleinman assumed the role of Vice President of the Surviving Corporation, Rita Weinberger assumed the role of Treasurer of the Surviving Corporation and Kira Schwartz assumed the role of Secretary of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the certificate of incorporation and bylaws of the Company, as in effect immediately prior to the effective time of the Merger, were each amended and restated in their entirety. The amended and restated certificate of incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The amended and restated bylaws of the Company are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibits Number	Description

2.1	Agreement and Plan of Merger, dated as of April 27, 2014, by and among Forest Laboratories, LLC (as successor to Forest Laboratories, Inc.), Royal Empress, Inc. and Furiex Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Furiex Pharmaceuticals, Inc. on April 29, 2014).

3.1	Second Amended and Restated Certificate of Incorporation of Furiex Pharmaceuticals, Inc.

3.2	Second Amended and Restated Bylaws of Furiex Pharmaceuticals, Inc.

10.1	Joinder to Revenue Rights Purchase Agreement, dated as of July 2, 2014, entered into by Furiex Pharmaceuticals, Inc., GenuPro, LLC, Development Partners, LLC and APBI Holdings, LLC.

10.2	Revenue Rights Purchase Agreement, dated as of April 27, 2014, by and between Forest Laboratories, LLC (as successor to Forest Laboratories, Inc.) and RPI Finance Trust (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Forest Laboratories, Inc. on April 28, 2014).

10.3	Contingent Value Rights Agreement, dated as of July 2, 2014, by and between Forest Laboratories, LLC and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Forest Laboratories, Inc. on July 3, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2014	FURIEX PHARMACEUTICALS, INC.

	By:	/s/ A. ROBERT D. BAILEY
A. Robert D. Bailey
President

Exhibit Index

Exhibits Number	Description

2.1	Agreement and Plan of Merger, dated as of April 27, 2014, by and among Forest Laboratories, LLC (as successor to Forest Laboratories, Inc.), Royal Empress, Inc. and Furiex Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Furiex Pharmaceuticals, Inc. on April 29, 2014).

3.1	Second Amended and Restated Certificate of Incorporation of Furiex Pharmaceuticals, Inc.

3.2	Second Amended and Restated Bylaws of Furiex Pharmaceuticals, Inc.

10.1	Joinder to Revenue Rights Purchase Agreement, dated as of July 2, 2014, entered into by Furiex Pharmaceuticals, Inc., GenuPro, LLC, Development Partners, LLC and APBI Holdings, LLC.

10.2	Revenue Rights Purchase Agreement, dated as of April 27, 2014, by and between Forest Laboratories, LLC (as successor to Forest Laboratories, Inc.) and RPI Finance Trust (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Forest Laboratories, Inc. on April 28, 2014).

10.3	Contingent Value Rights Agreement, dated as of July 2, 2014, by and between Forest Laboratories, LLC and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Forest Laboratories, Inc. on July 3, 2014).